UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2007

ALLIN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-21395	25-1795265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Mansfield Avenue, Suite 400, Pittsburgh, Pennsylvania	15220
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 928-8800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On November 15, 2007, the Board of Directors of Allin Corporation approved cost of living increases of 4% to the annual base salaries of its executive officers. The increases will be effective January 1, 2008. The changes in base salary will be as follows:

•	Richard W. Talarico, Chairman, Chief Executive Officer and President—Increase to annual base salary of $198,172;

•	Dean C. Praskach, Chief Financial Officer—Increase to annual base salary of $160,680.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Summary of Annual Base Salaries for Executive Officers of Allin Corporation Effective January 1, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIN CORPORATION

Dated: November 21, 2007	By:	/s/ Dean C. Praskach
Dean C. Praskach
Chief Financial Officer
(principal financial officer)

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Summary of Annual Base Salaries for Executive Officers of Allin Corporation Effective January 1, 2008